UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2026
Floor & Decor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE		30339
Atlanta,	Georgia
(Address of principal executive offices)		(Zip Code)
(404) 471-1634
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.            Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 6, 2026, the Company held its Annual Meeting virtually. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 108,094,150 shares of common stock outstanding on the record date, March 16, 2026. The common stockholders of the Company voted on four matters at the Annual Meeting. The final voting results from the Annual Meeting as of May 6, 2026, as certified by the inspector of election, were as follows:

1.The eleven nominees for election as directors for one-year terms expiring at the 2027 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified, or until their earlier resignation or removal, were elected by majority vote:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Nada Aried	99,069,007	131,319	88,740	4,183,844
Norman Axelrod	98,480,727	719,531	88,808	4,183,844
William Giles	99,013,659	184,668	90,739	4,183,844
Dwight James	98,414,976	714,698	159,392	4,183,844
Melissa Kersey	98,782,360	418,688	88,018	4,183,844
Ryan Marshall	98,965,803	234,475	88,788	4,183,844
Bradley Paulsen	98,851,189	349,832	88,045	4,183,844
Thomas Taylor	98,450,396	750,652	88,018	4,183,844
Felicia Thornton	97,052,971	2,145,365	90,730	4,183,844
George Vincent West	98,502,106	698,315	88,645	4,183,844
Charles Young	98,201,581	927,741	159,744	4,183,844
2.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
103,014,366	377,565	80,979	0
3.The proposal to approve, by non-binding vote, the compensation paid to the Company’s named executive officers for the Company’s fiscal year ended December 25, 2025, as disclosed in the Company’s proxy materials (commonly known as a “say-on-pay” proposal), was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
95,940,779	3,244,723	103,564	4,183,844
4.The proposal to approve the Amended and Restated 2017 Stock Incentive Plan was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
98,622,276	565,442	101,348	4,183,844
Item 9.01.            Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 7, 2026	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, Chief Administrative Officer and Chief Legal Officer
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